UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2017

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona	85254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed by Nuverra Environmental Solutions, Inc. (the “Company”) on its Current Report on Form 8-K filed May 1, 2017, the Company and its material subsidiaries (collectively with the Company, the “Nuverra Parties”) filed voluntary petitions under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to pursue prepackaged plans of reorganization (together and as amended, the “Plan”). The Nuverra Parties’ chapter 11 cases are being jointly administered under the caption In re Nuverra Environmental Solutions, Inc., et al. (Case Nos. 17-10949 through 17-10962). The Nuverra Parties continue to operate as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Confirmation of the Plan

On July 25, 2017, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. The Confirmation Order is stayed by its own terms until August 4, 2017, except that certain provisions of the order are immediately effective for purposes of enabling the Company to pay fees, reimburse expenses, and enter into commitment agreements in connection with the Exit Facilities. The Confirmation Order has been appealed to the District Court for the District of Delaware by David Hargreaves, a holder of 2018 Notes, who has also sought a stay of the Confirmation Order pending his appeal. The Company, the Supporting Noteholders and the Committee oppose any such stay. Absent a further stay in respect of the Confirmation Order, the Nuverra Parties’ anticipate emerging from the chapter 11 cases on the date (the “Effective Date”) when all remaining conditions to effectiveness of the Plan have been satisfied or waived. Currently, the Nuverra Parties expect the Effective Date to be on or around August 7, 2017, but the Nuverra Parties make no assurances as to when or whether the Plan will become effective. In the event that the District Court grants a longer stay of the Confirmation Order, the Plan will not be consummated until the expiration of any such stay. If a stay beyond August 7, 2017 is granted, the Plan will not be consummated and we will not exit chapter 11 before the August 7, 2017 maturity date of our DIP Facilities. Absent an extension of the DIP Facilities or the ability to consummate the Plan on or before the maturity of the DIP Facilities, the Company anticipates that it would default upon the maturity of those facilities.

The following is a summary of the material terms of the Plan. This summary only highlights certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, copies of which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Plan of Reorganization

As discussed in further detail in the Plan, the Plan contemplates, among other things, the following:

•	financing under Exit Facilities to fund required disbursements under the Plan, through a new first or second lien, senior secured exit facility or facilities in the form of an asset backed revolver, term loan or loans, or combination thereof;

•	cash payment in full of all administrative expense claims, priority tax claims, priority claims, and DIP Revolving Facility Claims;

•	satisfaction in full of all DIP Term Loan Facility Claims, Term Loan Facility Claims (collectively, the “Term Loan Claims”) and a $3.75 million Term Loan Conversion Fee into New Common Stock of the reorganized Company (the “New Common Stock”) at an enterprise valuation of $350 million (“Plan Value”), which is a value that exceeds the Company’s own enterprise valuation, subject to dilution by a new management incentive plan;

•	a Rights Offering that could be conducted prior to the Effective Date of the Plan, unless, in accordance with the terms of the Plan, the Rights Offering is withdrawn or cancelled by the Company with the consent of the Supporting Noteholders. The Company and the Supporting Noteholders elected to cancel the Rights Offering on July 31, 2017;

•	receipt by the holders of the 2021 Notes, in full satisfaction of their claims, of their pro rata share of 98.75% of the Remaining Reorganized Nuverra Common Stock which is New Common Stock (subject to dilution by a new management incentive plan) issued and outstanding on the Effective Date after giving effect to the distribution of New Common Stock (i) to holders of Term Loan Claims (including on account of the Term Loan Conversion Fee), and (ii) in payment of an Exit Financing Commitment Fee;

•	receipt by the holders of the 2018 Notes (subject to an indenture trustee charging lien) and holders of certain claims relating to the rejection of executory contracts and unexpired leases, in full satisfaction of their allowed claims which will be no more than $45 million, of (a) their pro rata share of 1.25% of the Remaining Reorganized Nuverra Common Stock, (b) warrants to purchase 1.0% of the Remaining Reorganized Nuverra Common Stock at an exercise price set assuming an enterprise value of the Company equal to $507.6 million and with an exercise term expiring five years from the Effective Date or, in certain instances specified in the Plan, a longer term of up to seven years from the Effective Date, and, (c) with respect to the holders of the 2018 Notes only, $350,000 in cash, which is provided to defray expenses of the indenture trustee;

•	existing equity interests shall receive no distribution;

•	payment of all undisputed, non-contingent customer, vendor or other trade obligations; and

•	continuation as a public reporting company under the Securities Exchange Act of 1934, as amended, and best efforts to have the New Common Stock listed on the New York Stock Exchange, the NASDAQ Stock Market, or another nationally recognized exchange.

Cancellation of Rights Offering

The Plan contemplated a Rights Offering to be conducted prior to the Effective Date. Section 4.14 of the Plan provided that “the Debtors may determine at any time, with the consent of the Supporting Noteholders, to not conduct the Rights Offering.” The Debtors determined, with the consent of the Supporting Noteholders, to not conduct the Rights Offering in accordance with section 4.14 of the Plan, and filed a notice of cancellation of the Rights Offering with the Bankruptcy Court on July 31, 2017.

Share Information

As of July 25, 2017, the Company had 152,480,334 shares of common stock issued and 150,954,650 shares of common stock outstanding. By operation of the Plan, on the Effective Date, all shares of the Company’s common stock, as well as all unexercised stock options, warrants, or other rights to receive any equity of the Company, in each case, outstanding immediately prior to the Effective Date, will be cancelled and will permanently cease to exist, and New Common Stock will be issued as set forth in the Plan.

Management Incentive Plan

As part of the Plan, the Company will establish a management incentive plan, which will be an equity based compensation plan and which will, subject to certain terms and conditions, provide for the issuance of shares of New Common Stock to the officers and other key employees of the reorganized Company.

Post-Emergence Governance and Management

On the Effective Date, the term of any current members of the board of directors of the Company (the “Board”), except for Mark D. Johnsrud, the Company’s Chairman and Chief Executive Officer, will expire and new members of the Board will take office. The new Board will consist of five members, which will include Mr. Johnsrud, two individuals appointed by Ascribe Capital LLC, and two individuals appointed by Gates Capital Management, Inc.

Assets and Liabilities

As of June 30, 2017, the Nuverra Parties’ total assets were approximately $330.7 million and total liabilities were approximately $555.2 million. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Item 8.01.	Other Events.

The Company cautions that trading in its securities during the pendency of the chapter 11 cases is highly speculative and poses substantial risks. As discussed above, the Plan has been confirmed by the Bankruptcy Court, and pursuant to the Plan, the Company’s common stock, as well as all unexercised stock options, warrants, or other rights to receive any equity of the Company, in each case, outstanding immediately prior to the Effective Date, will be cancelled and will permanently cease to exist, and New Common Stock of the reorganized Company will be issued as set forth in the Plan. Even though the Company’s common stock continues to be quoted on the OTC Pink Marketplace, under the Plan, it has no underlying value, and the Company’s stockholders should not view the trading activity of the Company’s common stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of any value they would receive in respect of the Company’s common stock in connection with the chapter 11 cases.

Cautionary Note on Forward-Looking Statements

This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These statements relate to our expectations for future events and time periods. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements, and any forward-looking statements contained herein or the exhibits hereto are based on information available to us as of the date of this Form 8-K, or the date of the applicable exhibit, and our current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. Future performance cannot be ensured, and actual results may differ materially from those in the forward-looking statements. Some factors that could cause actual results to differ include, among others: risks and uncertainties associated with the restructuring process, including our inability to satisfy the conditions necessary to make the Plan effective in the anticipated timeframe and before the maturity of our DIP financing facilities on August 7, 2017; failure to successfully consummate the restructuring to improve our liquidity and long-term capital structure, and to address our debt service obligations; failure to timely satisfy certain conditions and milestones under the RSA (as amended) or the Plan; the effects of any appeals taken from our confirmation order or any stay of our confirmation order; our inability to maintain relationships with suppliers, customers, employees and other third parties as a result of our chapter 11 filing; difficulties encountered in restructuring our debt in the chapter 11 bankruptcy cases, including our ability to obtain approval of the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court, including maintaining strategic control as debtor-in-possession; the Bankruptcy Court’s rulings in our chapter 11 cases and the outcome of our chapter 11 cases in general; the effects of the restructuring on the Company and the interests of various constituents, including the holders of our common stock and 2018 Notes and 2021 Notes; the length of time that the Company will operate under chapter 11 protection and the availability of financing during the pendency of the cases; increased legal and advisor costs related to the chapter 11 cases and inherent risks involved in a bankruptcy process; compliance with the terms of the agreements governing our debtor-in-possession financing; risks associated with third-party motions and objections in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate the Plan; potential impact of litigation; uncertainty relating to successful negotiation, execution and consummation of all necessary definitive agreements in connection with our strategic initiatives; whether certain markets grow as anticipated; pricing pressures; current and projected future uncertainties in commodities markets, including low oil and/or natural gas prices; changes in customer drilling and completion activities and capital expenditure plans; shifts in production in shale areas where we operate and/or shale areas where we currently do not have operations; control of costs and expenses, including uncertainty regarding the ability to successfully implement cost-management initiatives; liquidity and access to capital; and the competitive and regulatory environment. The forward-looking statements contained, or incorporated by reference, in this Form 8-K or the exhibits hereto are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s views as of the date of this Form 8-K or the applicable exhibit. The Company undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events, changes in expectations or otherwise. Additional risks and uncertainties are disclosed from time to time in the Company’s filings with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as well as Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Debtors’ Amended Prepackaged Plans of Reorganization, dated June 23, 2017

99.1	Findings of Fact, Conclusions of Law, and Order Approving the Debtors’ Prepackaged Plans of Reorganization, dated July 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: July 31, 2017	By:	/s/ Joseph M. Crabb
Name: Joseph M. Crabb
Title: Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Debtors’ Amended Prepackaged Plans of Reorganization, dated June 23, 2017

99.1	Findings of Fact, Conclusions of Law, and Order Approving the Debtors’ Prepackaged Plans of Reorganization, dated July 25, 2017